UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  October 10, 2006 (October 4, 2006)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdictionof Incorporation)

               1-804   13-1885030

    (Commission File Number) (IRS Employer Identification No.)

         200 Park Avenue, New York, New York    10166

      (Address of Principal Executive Offices)     (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 4, 2006, Sequa Corporation (the "Company") entered into a Fifth Amendment (the "Fifth Amendment to RPA") dated as of October 4, 2006 to the Amended and Restated Receivables Purchase Agreement dated as of April 30, 2004 (the "Receivables Purchase Agreement") by and among Sequa Receivables Corp., a New York corporation ("SRC"), the Company, Liberty Street Funding Corp., a Delaware corporation, and The Bank of Nova Scotia, a Canadian chartered bank.  SRC is a special purpose corporation wholly-owned by the Company.  The Fifth Amendment to RPA extends the term of the Receivables Purchase Agreement to May 2009.  Its original expiration date was November 2006.  The Fifth Amendment to RPA also amends certain other representations in the Receivables Purchase Agreement.

On October 4, 2006, the Company also entered into a Second Amendment (the "Second Amendment to PSA"), dated as of October 4, 2006, to the Amended and Restated Purchase and Sale Agreement dated as of April 30, 2004 by and among the Originators named therein, SRC, and the Company.  The Second Amendment to PSA makes changes to certain representations to conform to changes made in the Fifth Amendment to RPA.

            The foregoing description is a summary of the material provisions of the Fifth Amendment to RPA and the Second Amendment to PSA.  It does not purport to be a complete description of the Fifth Amendment to RPA and the Second Amendment to PSA and is qualified in its entirety by reference to the Fifth Amendment to RPA and the Second Amendment to PSA, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.  The Amended and Restated Receivables Purchase Agreement is filed as Exhibit 10.11 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.  The First Amendment to the Receivables Purchase Agreement is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated May 11, 2005.  The Second Amendment to the Receivables Purchase Agreement is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated May 19, 2005.  The Third Amendment to the Receivables Purchase Agreement is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated November 2, 2005.  The Fourth Amendment to the Receivables Purchase Agreement is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated April 12, 2006.  The Amended and Restated Purchase and Sale Agreement is filed as Exhibit 10.10 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Item 9.01.  Financial Statements and Exhibits.

(c)                        Exhibits.

                        10.1            Fifth Amendment to Receivables Purchase Agreement dated as of October 4, 2006 by and among Sequa Receivables Corp., a New York corporation, the Company, Liberty Street Funding Corp., a Delaware corporation, and The Bank of Nova Scotia, a Canadian chartered bank.

                        10.2            Second Amendment to Amended and Restated Purchase and Sale Agreement dated as of October 4, 2006 by and among the Company, Sequa Receivables Corp., a New York corporation, ARC Automotive, Inc., a Delaware corporation, Casco Products Corporation, a Delaware corporation, Chromalloy Gas Turbine Corporation, a Delaware corporation, MEGTEC Systems, Inc., a Delaware corporation, Chromalloy Castings Tampa Corporation, a Delaware corporation, and Chromalloy San Diego Corporation, a California corporation.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SEQUA CORPORATION

                        By: /s/ Kenneth J. Binder

                        Kenneth J. Binder

                        Senior Vice President, Finance

Dated:  October 10, 2006